                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                           ENDED AUGUST 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

[LOGO]

Offering investors the opportunity for high current income consistent with low volatility of principal

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

              "...Although the market environment hasn't been good
             for adjustable rate mortgages, the fund has done what
         it's designed to do:  provide steady income with little price fluctuation despite volatile market conditions. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
10
REPORT OF
INDEPENDENT AUDITORS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)


                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                                     3.68%
CLASS B                                                     3.06%
CLASS C                                                     3.10%
LIPPER ADJUSTABLE RATE MORTGAGE FUNDS CATEGORY AVERAGE*     4.93%
-------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares when redeemed may be worth more or less than original cost.

*Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 8/31/98   8/31/97
-------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS A            $8.19     $8.31
-------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS B            $8.21     $8.32
-------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS C            $8.22     $8.33
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
 FUND RANKINGS AS OF 8/31/98
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER ADJUSTABLE RATE MORTGAGE FUNDS
CATEGORY*

               CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
 1-YEAR         #32 of     #34 of     #33 of
               34 funds   34 funds   34 funds
-------------------------------------------------------------------------------
 5-YEAR         #23 of      N/A        N/A
               25 funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF AUGUST 31, 1998.

                      CLASS    CLASS    CLASS
                        A        B        C
-------------------------------------------------------------------------------
ONE-YEAR INCOME:     $.4196   $.3604   $.3638
-------------------------------------------------------------------------------
AUGUST DIVIDEND:     $.0300   $.0254   $.0257
-------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:   4.40%    3.71%    3.75%
-------------------------------------------------------------------------------
SEC YIELD+:           4.25%    3.75%    3.78%
-------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

TERMS TO KNOW

YOUR FUND'S STYLE

-------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
-------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ADJUSTABLE RATE MORTGAGES (ARMS) Mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To help protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

FLIGHT-TO-QUALITY BUYING When investors move assets from foreign equity and foreign bond securities to U.S. Treasuries and other high quality securities in times of global economic uncertainty.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.
SILVIA HOLDS A BACHELOR OF ARTS DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $239 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

The third quarter of 1998 ended on a mildly positive note with the Federal Reserve Board (the Fed) reducing interest rates by 1/4 of a point to 5.25 percent. While some investors were disappointed by the small size of the adjustment, it nevertheless provided a moment of relief after several stormy months. Economic and political instability in Russia, terrorist bombings and U.S. retaliation overseas, lingering effects of the "contagion" in Asia, not to mention weak corporate profits and political scandal in the United States were responsible for considerable uncertainty and market volatility. A series of market dips and drops continued to fuel the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

  The Fed's mid-September bank credit survey indicated that domestic banks are tightening credit standards for both large and small borrowers. This suggests a reduction in the supply of credit going forward with subsequent negative impacts on employment growth and capital spending. In this sense, there is the beginning of a credit crunch starting in U.S. bank credit markets.

  But investors should find comfort in the fact that economic fundamentals continue to favor financial assets in the U.S. -- particularly Treasury bonds. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low for the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

  The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, is expected to have grown at an annualized rate of 2 percent in the third quarter of 1998. Faster growth can be attributed to several one-time factors, including a domestic correction in inventory levels and the end of the General Motors strike.

  Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

  As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 2.5 and 3.5 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic service firms should be much stronger than commodity producers dependent on export markets.

  Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

  In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

  Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

        MEASUREMENT PERIOD
       (FISCAL YEAR COVERED)           NOW (9/30/98)         6 MONTHS AGO          1 YEAR AGO          2 YEARS AGO
10-YEAR TREASURY RATE(1)                    4.81                 5.64                 6.03                 6.53
PRIME RATE(2)                               8.49                  8.5                  8.5                 8.25
INFLATION RATE(3)                           1.68                  2.3                 2.22                    3
THE U.S. DOLLAR(4)                          4.31                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                   11.33                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                   3.07                 4.49                 4.99                 3.18
EMPLOYMENT GROWTH(6)                        2.41                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

                                          *DATA AS OF AUGUST 31, 1998.

   SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  One might conclude that, as a result of 1998's slow corporate profit growth and turmoil in Russia and Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong fundamentals in place, the outlook for a bear market is premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

JOHN E. SILVIA

JOHN E. SILVIA

October 9, 1998

PERFORMANCE UPDATE

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

JOHN DUGENSKE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER FOR KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. HE EARNED HIS BACHELOR'S AND MASTER'S DEGREES IN MECHANICAL ENGINEERING AND AN M.B.A. FROM THE UNIVERSITY OF ILLINOIS.

SCOTT DOLAN JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT. HE IS ALSO A PORTFOLIO MANAGER FOR KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. HE RECEIVED A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION MAJORING IN FINANCE FROM NORTHEASTERN UNIVERSITY AND AN MS DEGREE IN FINANCE FROM BOSTON COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THROUGHOUT THE FUND'S FISCAL YEAR, TURBULENT INTERNATIONAL MARKETS PROMPTED INVESTORS TO FLEE TO THE RELATIVE SAFETY OF U.S. GOVERNMENT BONDS. THE RESULTING DROP IN INTEREST RATES WAS GOOD FOR THE U.S. GOVERNMENT BOND MARKET, BUT CREATED A DIFFICULT ENVIRONMENT FOR A FUND FOCUSED ON ADJUSTABLE RATE MORTGAGE BONDS. BELOW, THE MANAGERS DISCUSS THE REASONS WHY.

Q     WHAT WERE THE MOST SIGNIFICANT FACTORS THAT AFFECTED THE INVESTMENT
ENVIRONMENT DURING THE FISCAL YEAR?

A     Without a doubt, the most significant impact was felt as a result of instability in foreign bond markets -- first from developments in Asia, then in Latin America and Russia.

      Before the fiscal year began, news about potential economic and currency problems in Asian countries had been circulating for a while. Investors began to realize that the outsized growth experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was supported largely by intense speculation worldwide. This support reversed itself in the summer of 1997 and came to a head in October as the Hong Kong stock market imploded and other countries devalued their currencies.

      However, the problems abroad led to strong performance by government bonds here in the United States. Investors opted for the relatively safe haven of Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper foreign goods to put a damper on U.S. inflation, and lower exports to impede U.S. economic growth. You must remember that, in early 1998, the U.S. economy appeared to be growing quite rapidly. The troubles in foreign markets changed this perception and suggested an opportunity for lower interest rates in the future, which is positive for bonds.

      In 1998, as the Asian crisis spread to other developing economies, Latin American countries also started to experience problems, and most recently, Russia effectively devalued the ruble. This continuing turmoil further increased demand for U.S. government bonds, and the result was that Treasuries staged a powerful rally in August as the fiscal year drew to a close.

Q     HOW DID THESE EVENTS AFFECT THE FUND?

A     Normally, falling interest rates are a good thing for bonds. Lower yields in the marketplace mean that the higher yields offered by previously issued bonds become more attractive. Therefore, lower interest rates cause prices on existing bonds to rise. However, that's not the case with adjustable rate mortgage bonds (ARMs). Because the yields on these bonds adjust to the prevailing interest rate, they do not offer an advantage when rates decline.

      ARMs currently are in a sort of no-win situation: no supply, no demand. As rates decline, ARM owners tend to refinance their ARMs into low fixed rate mortgages. Therefore, the universe of ARMs in which we can invest is shrinking. This dynamic makes it very difficult to make headway in this environment, because we get money from the prepayments, but there are very

PERFORMANCE UPDATE

few attractively priced ARMs available to buy.

      Additionally, there is little demand, because the spread between short-term rates and long-term rates is historically narrow right now. Currently, a 3-month Treasury Bill offers nearly the same yield as a 5-year Treasury Note. With yields on short-term instruments being so attractive, most investors prefer to invest in them rather than ARMs, so the supply of ARMs has shriveled.

      Overall, our strategy with the ARM portion of the portfolio is to let them pay down and reinvest the proceeds in high quality instruments such as short-maturity Treasuries that provide nearly as attractive a yield, but no prepayment risk. However, because 65 percent of the portfolio must be invested in ARMs, our options are limited.

Q     SO THE ENVIRONMENT FOR ARMS HASN'T BEEN GREAT. HAS THERE BEEN ANY UPSIDE?

A     The positive side is that, while markets have been volatile, the fund posted a positive return. Not every sector of the bond market can say that for the 1-year period ended August 31, 1998. Corporate bonds, high-yield bonds in particular, have been battered in the last couple of months as investors have become concerned about credit quality if the economy does slow considerably. So although the market environment hasn't been good for ARMs, the fund has done what it's designed to do: provide steady income with little price fluctuation despite volatile market conditions.

Q     HAVE YOU USED ANY STRATEGIES IN YOUR EFFORT TO INCREASE THE FUND'S TOTAL
RETURN DESPITE THE WEAK ARM MARKET?

A     Since 65 percent of the fund must be invested in floating rate securities, we've concentrated on what we can do with the other 35 percent. Primarily, this involved adjusting the duration of the fund. Duration, as you may know, is an indication of a portfolio's sensitivity to changes in interest rates. If a fund manager expects the market to rally and interest rates to go down, he or she wants to lengthen duration to help the fund participate as much as possible. If a fund manager expects interest rates to trend up, then he or she wants to shorten duration to help lessen the negative effects.

      As events in foreign markets in late 1997 suggested a rush to U.S. bonds and a corresponding decline in rates, we increased the fund's duration in January. We also increased the fund's allocation to Treasuries. We believe the portfolio is well-positioned for the current environment, and we expect it will make up ground going forward.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKET FROM HERE?

A     There probably won't be a lot going on in the ARM market in the foreseeable future. Interest rates are already at historic lows and are likely to remain stable or trend slightly lower, since inflation is subdued, and the economy is showing signs of weakening. The ARM market becomes more active when interest rates are rising, and we certainly don't expect that to happen. However, ARMs should still provide investors with a way to invest in a fairly stable security with a decent yield. As for the fund, we will continue to use our analytical skills to look for ways to increase the fund's potential return in the non-ARM portion of its portfolio.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED AUGUST 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                    1-YEAR    5-YEAR       LIFE OF CLASS
---------------------------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND A        0.07%    3.47%       6.01%     (since 9/1/87)
---------------------------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND B        0.10      N/A        3.82      (since 5/31/94)
---------------------------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND C        3.10      N/A        4.28      (since 5/31/94)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government Fund Class A
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000
investments
in Class A Shares from 9/1/87 to 8/31/98
--------------------------------------------------------------------------------

                          Kemper
                        Adjustable      Salomon
                         Rate U.S.    Brothers 6-    Consumer
  Measurement Period    Gov't Class    Month T-       Price
(Fiscal Year Covered)       A(1)      Bill Index**    Index++
-------------------------------------------------------------
9/1/87                     10000         10000         10000
                            9507         10286         10052
                            9818         10427         10087
                           10030         10583         10184
                           10060         10777         10315
                           10190         10982         10472
                           10291         11211         10533
                           10407         11482         10691
                           11028         11707         10848
                           11060         11944         10927
                           11489         12180         11023
                           11169         12428         11250
                           11564         12875         11355
                           11611         12918         11600
                           12315         13138         11696
                           12602         13339         11801
                           12758         13535         11888
                           13494         13715         11993
12/31/91                   13973         13888         12054
                           13940         14008         12177
                           14368         14141         12255
                           14781         14261         12351
                           14819         14378         12404
                           15098         14480         12552
                           15312         14853         12622
                           15485         14770         12684
                           15547         14898         12745
                           15561         15035         12867
                           15499         15210         12937
                           15515         15413         13059
                           15478         15635         13086
                           15943         15889         13234
                           16284         16068         13330
                           16483         16292         13392
12/31/95                   16795         16503         13418
                           16861         16721         13610
                           17041         16942         13698
                           17312         17170         13794
                           17589         17393         13864
                           17828         17629         13986
                           18162         17881         14012
                           18436         18099         14091
                           18641         18337         14100
                           18773         18579         14178
                           18936         18742         14248
8/31/98                    19005         18742         14266

--------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government Fund Class A
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000
investments
in Class A Shares from 1/1/92 to 8/31/98
--------------------------------------------------------------------------------

                          Kemper
                        Adjustable      Lehman
                         Rate U.S.     Brothers      Consumer
  Measurement Period    Government    Adjustable       Price
(Fiscal Year Covered)    Class A(1)   Rate Index+     Index++
-------------------------------------------------------------
1/1/92                     10000         10000         10000
                           10210         10476         10247
                           10236         10502         10290
                           10429         10752         10413
                           10577         10956         10471
                           10696         11073         10522
                           10739         11130         10573
                           10749         11081         10674
                           10706         11037         10732
                           10717         11113         10834
12/31/94                   10692         11131         10856
                           11013         11596         10979
                           11248         11958         11059
                           11386         12160         11109
                           11601         12433         11131
                           11647         12570         11291
                           11771         12712         11363
                           11958         12950         11443
12/31/96                   12150         13266         11501
                           12315         13443         11603
                           12546         13722         11624
                           12735         13990         11690
                           12877         14182         11697
                           12968         14404         11762
                           13080         14608         11820
8/31/98                    13128         14742         11835

--------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government Fund Class B
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000
investments
in Class B Shares from 5/31/94 to 8/31/98
--------------------------------------------------------------------------------

                          Kemper
                        Adjustable
                         Rate U.S.      Lehman
                        Government     Brothers      Consumer
  Measurement Period    Fund Class    Adjustable       Price
(Fiscal Year Covered)       B(1)      Rate Index+     Index++
-------------------------------------------------------------
5/31/94                     10000        10000         10000
                          10017.8        10091         10129
                           9958.2        10107         10149
                          10222.1        10529         10264
                          10417.7        10858         10339
                          10550.6        11041         10386
                          10743.8        11289         10407
                          10753.3        11414         10556
                          10821.1        11543         10624
                          10960.1        11759         10698
12/31/96                  11154.7        12046         10753
                            11287        12207         10847
                          11536.5        12460         10868
                          11661.7        12703         10929
12/31/97                  11738.1        12878         10936
                          11799.6        13080         10997
                          11894.5        13265         11051
8/31/98                   11727.4        13386         11064

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 3.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED SECURITIES PRICES WILL FLUCTUATE.

PLEASE NOTE THE KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND WAS PREVIOUSLY THE KEMPER ENHANCED GOVERNMENT INCOME FUND. THE FUND'S INVESTMENT OBJECTIVE AND POLICIES WERE CHANGED ON JANUARY 1, 1992. PRIOR TO THE CHANGES, THE FUND'S OBJECTIVE WAS TO SEEK HIGH CURRENT RETURN BY INVESTING PRIMARILY IN U.S. GOVERNMENT SECURITIES. SINCE THE CHANGE, THE FUND'S OBJECTIVE HAS BEEN TO SEEK HIGH CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL. THE FUND SEEKS ITS NEW OBJECTIVE BY INVESTING PRIMARILY IN ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES. THE FIRST CHART REPRESENTS THE LIFE OF FUND PERFORMANCE (SINCE SEPTEMBER 1, 1987) AND THE FOLLOWING CHARTS REPRESENT THE FUND'S PERFORMANCE UNDER ITS NEW OBJECTIVE (SINCE JANUARY 1, 1992).

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE APPLICABLE SALES CHARGE IN EFFECT AT THE END OF THE PERIOD. IN COMPARING THE KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND PERFORMANCE TO THE LEHMAN BROTHERS ADJUSTABLE RATE INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

**SALOMON BROTHERS 6-MONTH T-BILL INDEX IS AN UNMANAGED INDEX BASED ON
THE AVERAGE MONTHLY YIELD OF A 6- MONTH TREASURY BILL. RATES OF TREASURY OBLIGATIONS ARE FIXED AT ISSUANCE, AND PAYMENT OF PRINCIPAL AND INTEREST IS BACKED BY THE U.S. TREASURY. MARKET VALUE WILL GENERALLY FLUCTUATE INVERSELY WITH INTEREST RATES PRIOR TO MATURITY AND WILL EQUAL PAR AT MATURITY. DUE TO THEIR SHORT MATURITIES, TREASURY BILLS EXPERIENCE VERY LOW MARKET VOLATILITY.

+THE LEHMAN BROTHERS ADJUSTABLE RATE INDEX IS A BROAD MARKET CAPITALIZATION INDEX OF THE AGENCY ADJUSTABLE RATE MORTGAGE MARKET. ALL SECURITIES IN THE INDEX HAVE RATES THAT PERIODICALLY ADJUST BASED ON A SPREAD OVER A PUBLISHED INDEX, AND ALL ARE GOVERNMENT AGENCY GUARANTEED. SOURCE IS LEHMAN BROTHERS.

++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS TOWERS DATA SYSTEMS.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government Fund Class C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/94 to 8/31/98
--------------------------------------------------------------------------------

                                             Kemper Adjustable Rate
            Measurement Period                U.S. Government Fund       Lehman Brothers           Consumer Price
           (Fiscal Year Covered)                    Class C(1)        Adjustable Rate Index+           Index++
5/31/94                                              10000                    10000                    10000
                                                     10019                    10022                    10034
                                                     10007                    10091                    10129
                                                      9973                    10107                    10149
                                                     10252                    10529                    10264
                                                     10449                    10858                    10339
                                                     10569                    11041                    10386
                                                     10750                    11289                    10407
                                                     10773                    11414                    10556
                                                     10869                    11543                    10624
                                                     11023                    11759                    10698
12/31/96                                             11180                    12046                    10753
                                                     11311                    12207                    10847
                                                     11502                    12460                    10868
                                                     11670                    12703                    10929
12/31/97                                             11779                    12878                    10936
                                                     11828                    13080                    10997
                                                     11924                    13265                    11051
8/31/98                                              11954                    13386                    11064

(Note: please see page seven for footnote information)

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                        ON 8/31/98              ON 8/31/97
--------------------------------------------------------------------------------
    GOVERNMENT AGENCIES ARMs                70%                     91%
--------------------------------------------------------------------------------
    FIXED RATE AGENCY SECURITIES            11                       1
--------------------------------------------------------------------------------
    GOVERNMENT BONDS:
--------------------------------------------------------------------------------
      SHORT-TERM                             1                       8
--------------------------------------------------------------------------------
      INTERMEDIATE-TERM                      5                      --
--------------------------------------------------------------------------------
    CASH EQUIVALENTS                        10                      --
--------------------------------------------------------------------------------
    CORPORATES                               3                      --
--------------------------------------------------------------------------------
                                           100%                    100%

                                    [PIE CHART]               [PIE CHART]
                                    ON 8/31/98                ON 8/31/97

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                    ON 8/31/98                ON 8/31/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                2.9 years                 3.6 years
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
Portfolio of Investments at August 31, 1998
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                INTEREST                 PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                       TYPE                        RATE        MATURITY    AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL              Adjustable rate mortgages(a)           6.875     %        2021      $ 1,831    $ 1,870
    MORTGAGE ASSOCIATION                                                    6.875-7.375        2022        5,669      5,779
    - 39.3%                                                                 6.875              2023        1,202      1,226
    (Cost: $27,291)                                                          7.00              2027        4,289      4,364
                                                                             6.00              2028        7,659      7,736
                                     Pass-through certificates               6.50              2013        2,750      2,796
                                                                            11.00              2018          270        300
                                                                             9.00              2022        2,938      3,142
                                     --------------------------------------------------------------------------------------
                                                                                                                     27,213
---------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN                Adjustable rate mortgages(a)           7.492-7.856        2022       11,909     12,149
    MORTGAGE CORPORATION                                                    7.545-7.564        2023        4,441      4,517
    - 29.2%                                                                 7.731              2025        3,494      3,583
    (Cost: $20,417)                  Fixed rate collateralized
                                     mortgage obligation                    11.00              2014            7          7
                                     --------------------------------------------------------------------------------------
                                                                                                                     20,256
---------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                 Adjustable rate mortgages(a)           7.124              2019        2,555      2,609
    MORTGAGE ASSOCIATION                                                     7.53              2021        1,167      1,188
    - 11.8%                                                                  7.64              2023        1,423      1,449
    (Cost: $8,259)                                                          7.585              2025        1,556      1,574
                                     Fixed rate collateralized
                                     mortgage obligation                     9.25              2018        1,257      1,338
                                     --------------------------------------------------------------------------------------
                                                                                                                      8,158
---------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                    Notes                                  8.875              2000          500        531
    SECURITIES - 5.4%                                                        7.50              2002        3,000      3,247
                                     --------------------------------------------------------------------------------------

                                                                                                                      3,778
    (Cost: $3,779)                   --------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT OBLIGATIONS--85.7%
                                     (Cost: $59,746)                                                                 59,405
                                     --------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    CORPORATE                        Deutsche Floorplan
    OBLIGATIONS - 4.0%               Receivables Master Trust               5.856              2001        1,400      1,401
    (Cost: $2,805)                   MBNA Master Credit Card Trust          5.826              2003        1,400      1,403
                                     --------------------------------------------------------------------------------------
                                                                                                                      2,804
---------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                     Yield--5.43%
    INSTRUMENTS - 7.1%               Due--September 1998
    (Cost: $4,900)                   Federal National Mortgage Association                                 4,900      4,900
                                     --------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS--96.8%
                                     (Cost: $67,451)                                                                 67,109
                                     --------------------------------------------------------------------------------------
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%                                    2,198
                                     --------------------------------------------------------------------------------------
                                     NET ASSETS--100%                                                               $69,307
                                     --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Adjustable rate securities. The interest rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on August 31, 1998. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $67,451,000 for federal income tax purposes at August 31, 1998, the gross unrealized appreciation was $19,000, the gross unrealized depreciation was $361,000 and the net unrealized depreciation on investments was $342,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Adjustable Rate U.S. Government Fund as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Adjustable Rate U.S. Government Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $67,451)                                                 $ 67,109
------------------------------------------------------------------------
Cash                                                                 412
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   450
------------------------------------------------------------------------
  Investments sold                                                 1,151
------------------------------------------------------------------------
  Interest                                                           552
------------------------------------------------------------------------
    TOTAL ASSETS                                                  69,674
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Dividends                                                           67
------------------------------------------------------------------------
  Fund shares redeemed                                               176
------------------------------------------------------------------------
  Management fee                                                      32
------------------------------------------------------------------------
  Distribution services fee                                            5
------------------------------------------------------------------------
  Administrative services fee                                         12
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              42
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                                367
------------------------------------------------------------------------
NET ASSETS                                                      $ 69,307
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $ 79,561
------------------------------------------------------------------------
Accumulated net realized loss on investments                      (9,912)
------------------------------------------------------------------------
Net unrealized depreciation on investments                          (342)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 69,307
------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($60,856 / 7,431 shares outstanding)                             $8.19
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.49
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($7,108 / 865 shares outstanding)                                $8.21
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  (subject to contingent deferred sales charge) per share
  ($1,343 / 163 shares outstanding)                                $8.22
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended August 31, 1998
 (IN THOUSANDS)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $4,646
----------------------------------------------------------------------
Expenses:
  Management fee                                                   415
----------------------------------------------------------------------
  Distribution services fee                                         63
----------------------------------------------------------------------
  Administrative services fee                                      161
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           298
----------------------------------------------------------------------
  Professional fees                                                 43
----------------------------------------------------------------------
  Reports to shareholders                                           84
----------------------------------------------------------------------
  Trustees' fees and other                                          18
----------------------------------------------------------------------
    Total expenses                                               1,082
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,564
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------

  Net realized loss on sales of investments (including
  options purchased)                                              (137)
----------------------------------------------------------------------
  Net realized loss from futures transactions                      (81)
----------------------------------------------------------------------
    Net realized loss                                             (218)
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (589)
----------------------------------------------------------------------
Net loss on investments                                           (807)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,757
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED AUGUST 31,
                                                                  1998                1997
--------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment income                                           $ 3,564              4,875
--------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (218)               522
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 (589)               341
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,757              5,738
--------------------------------------------------------------------------------------------
Net equalization charges                                               --               (127)
--------------------------------------------------------------------------------------------
Distribution from net investment income                            (3,759)            (4,810)
--------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (11,658)           (13,311)
--------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (12,660)           (12,510)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of year                                                  81,967             94,477
--------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$657 for 1997)                                                    $69,307             81,967
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through August 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities with
                             remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 1998, the Fund had a net tax basis loss carryforward of approximately $9,652,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2006. In addition, from November 1, 1997 through August 31, 1998 the Fund incurred approximately $125,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to September 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of September 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through August 31, 1997 by $749,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS            MANAGEMENT AGREEMENT. The Fund has a management
     WITH AFFILIATES         agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $415,000 for the year ended August 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek

NOTES TO FINANCIAL STATEMENTS

                             shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS
                                                                       RETAINED     COMMISSIONS ALLOWED
                                                                        BY KDI        BY KDI TO FIRMS
                                                                      -----------   --------------------
                             Year ended August 31, 1998                 $8,000             91,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                         COMMISSIONS AND
                                                                  DISTRIBUTION FEES     DISTRIBUTION FEES
                                                                      AND CDSC             PAID BY KDI
                                                                   RECEIVED BY KDI          TO FIRMS
                                                                  -----------------   ---------------------
                             Year ended August 31, 1998                $94,000               92,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID BY       ASF PAID BY KDI
                                                                   THE FUND TO KDI        TO FIRMS
                                                                  -----------------   -----------------
                             Year ended August 31, 1998               $161,000             165,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $234,000 for the year ended August 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended August 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the year ended August 31, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                  $114,638

                             Proceeds from sales                         145,699

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                YEAR ENDED AUGUST 31,
                                                                      1998                              1997
                                                              ---------------------           --------------------
                                                              SHARES        AMOUNT            SHARES        AMOUNT
                                        --------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A               1,939       $ 15,939            1,089       $  8,931
                                       ---------------------------------------------------------------------------
                                        Class B                 540          4,466              626          5,196
                                       ---------------------------------------------------------------------------
                                        Class C                 172          1,427               82            680
                                       ---------------------------------------------------------------------------
                                       --------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 296          2,440              369          3,054
                                       ---------------------------------------------------------------------------
                                        Class B                  32            261               33            271
                                       ---------------------------------------------------------------------------
                                        Class C                   7             56                7             55
                                       ---------------------------------------------------------------------------
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (3,734)      (30,799)          (3,198)       (26,282)
                                       ---------------------------------------------------------------------------
                                        Class B                 (516)       (4,267)            (523)        (4,338)
                                       ---------------------------------------------------------------------------
                                        Class C                 (143)       (1,181)            (106)          (878)
                                       ---------------------------------------------------------------------------
                                       --------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   81           669               11             93
                                       ---------------------------------------------------------------------------
                                        Class B                  (81)         (669)             (11)           (93)
                                       ---------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS        $(11,658)                       $(13,311)
                                       ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ---------------------------------------
                                                                 CLASS A
                                                 ---------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                                 1998    1997   1996   1995   1994
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of year               $8.31   8.22   8.30   8.33   8.68
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .41    .45    .46   .48     .34
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)  (.29)
----------------------------------------------------------------------------------------
Total from investment operations                   .30    .54    .37   .44     .05
----------------------------------------------------------------------------------------
Less distribution from net investment income       .42    .45    .45   .47     .40
----------------------------------------------------------------------------------------
Net asset value, end of year                     $8.19   8.31   8.22   8.30   8.33
----------------------------------------------------------------------------------------
TOTAL RETURN                                      3.68%  6.75   4.55   5.52    .59
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------
Expenses                                          1.36%  1.25   1.15   1.10    .93
----------------------------------------------------------------------------------------
Net investment income                             4.79%  5.50   5.49   5.76   3.96
----------------------------------------------------------------------------------------

                                                 ---------------------------------------
                                                                 CLASS B
                                                 ---------------------------------------
                                                        YEAR ENDED            MAY 31 TO
                                                        AUGUST 31,            AUGUST 31,
                                                 1998    1997   1996   1995     1994
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.32   8.23   8.31   8.32      8.37
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .36    .39    .40    .43       .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)     (.04)
----------------------------------------------------------------------------------------
Total from investment operations                   .25    .48    .31    .39       .03
----------------------------------------------------------------------------------------
Less distribution from net investment income       .36    .39    .39    .40       .08
----------------------------------------------------------------------------------------
Net asset value, end of period                   $8.21   8.32   8.23   8.31      8.32
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     3.06%  5.96   3.79   4.84       .34
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                          1.99%  1.93   1.89   1.85      1.96
----------------------------------------------------------------------------------------
Net investment income                             4.16%  4.82   4.75   5.01      3.36
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                 -------------------------------------------
                                                                   CLASS C
                                                 -------------------------------------------
                                                                                MAY 31 TO
                                                   YEAR ENDED AUGUST 31,        AUGUST 31,
                                                 1998    1997   1996   1995      1994
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.33   8.24   8.32   8.33       8.37
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .36    .39    .40    .43        .08
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)      (.04)
--------------------------------------------------------------------------------------------
Total from investment operations                   .25    .48    .31    .39        .04
--------------------------------------------------------------------------------------------
Less distribution from net investment income       .36    .39    .39    .40        .08
--------------------------------------------------------------------------------------------
Net asset value, end of period                   $8.22   8.33   8.24   8.32       8.33
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     3.10%  5.98   3.82   4.89        .47
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                          1.95%  1.88   1.89   1.79       1.88
--------------------------------------------------------------------------------------------
Net investment income                             4.20%  4.87   4.75   5.07       3.52
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,
                                                  1998      1997     1996     1995      1994
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $69,307   81,967   94,477   129,757   202,815
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%     249      272       308       533
----------------------------------------------------------------------------------------------------

NOTES: Scudder Kemper had agreed to absorb certain operating expenses during a portion of the year ended August 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90%, respectively, for the year ended August 31, 1994.

Total return does not reflect the effect of any sales charges.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY            RICHARD L. VANDENBERG
Chairman and Trustee              President                 Vice President

DAVID W. BELIN                    PHILLIP J. COLLORA        LINDA J. WONDRACK
Trustee                           Vice President and        Vice President
                                  Secretary
LEWIS A. BURNHAM                                            MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE            Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                           CAROLINE PEARSON
Trustee                           JERARD K. HARTMAN         Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                           ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER        Assistant Secretary
                                  Vice President
DONALD R. JONES                                             BRENDA LYONS
Trustee                           ANN M. MCCREARY           Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           ROBERT C. PECK, JR.
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           KATHRYN L. QUIRK
                                  Vice President
EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                KEMPER SERVICE COMPANY
SERVICE AGENT              P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND              INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT             801 Pennsylvania Avenue
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT                ERNST & YOUNG LLP
AUDITORS                   233 South Wacker Drive
                           Chicago, IL 60606

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER      KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KARGF - 2 (10/98) 1057590